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                                                                    EXHIBIT 23.1



                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Grey Wolf, Inc.:

     We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                                                    /s/ KPMG LLP
                                                                        KPMG LLP

Houston, Texas
July 12, 2000